SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

      000-20900                                          38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

             31440 Northwestern Highway, Farmington Hills, MI 48334
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (248)737-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5: Other Events.

      On May 7, 2003, Compuware Corporation (the "Company") issued a press release announcing its financial results for the fiscal year ended March 31, 2003 and certain other information. In addition the Company announced that the board of directors authorized the repurchase of up to $125 million in the Company's common stock. The Company will purchase stock on the open market, through negotiated or block transactions, from time-to-time based upon market and business conditions. A copy of the press release is furnished herewith as
Exhibit 99.1.

      A transcript of the conference call held on May 7, 2003 is furnished with this Report as Exhibit 99.2.

Item 12. Results of Operations and Financial Condition.

      See Item 5.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2003                                            COMPUWARE CORPORATION

                                                       By: /s/ Laura L. Fournier
                                                           ---------------------
                                                       Laura L. Fournier
                                                       Senior Vice President
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Number          Description

99.1    Press Release, dated May 7, 2003

99.2    Transcript of conference call held on May 7, 2003


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